EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2021 RESULTS
Net Loss Attributable to Common Stockholders for the First Quarter was $11.2 Million
First Quarter Adjusted EBITDA was $16.6 Million
First Quarter Comparable Hotel EBITDA was $20.5 Million
First Quarter Comparable Average Daily Rate Increased 25.3%
First Quarter AFFO per Share Increased 67%
Cash Flow Positive at the Corporate Level for the Quarter

DALLAS – May 5, 2021 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2021 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2021 with the first quarter ended March 31, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $11.2 million or $0.28 per diluted share.
•Comparable RevPAR for all hotels decreased 22.7% to $159.97 during the quarter on a 25.3% increase in ADR and a 38.3% decrease in occupancy.
•Adjusted funds from operations (AFFO) was $0.20 per diluted share for the quarter compared to $0.12 in the prior year quarter, reflecting a growth rate of 67%.
•Adjusted EBITDAre was $16.6 million for the quarter.
•Comparable Hotel EBITDA was $20.5 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $85.7 million and restricted cash of $39.3 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $18.6 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Capex invested during the quarter was $4.7 million.

BHR Reports First Quarter Results

May 5, 2021
CAPITAL STRUCTURE
At March 31, 2021, the Company had total assets of $1.7 billion and $1.1 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 2.5%.

During the quarter, and subsequent to the end of the quarter, the Company issued 2,711,145 shares of common stock under its At-The-Market offering, raising approximately $16.1 million in gross proceeds.

During the quarter, the Company entered into a Standby Equity Distribution Agreement (“SEDA”), pursuant to which the Company will be able to sell up to 7,780,786 shares of its common stock at the Company’s request any time during a 36-month commitment period. Since entering into the SEDA, the Company has issued 1,450,000 shares of common stock under the SEDA for net proceeds of approximately $8.4 million. Subsequent to the end of the quarter, the Company entered into an equity line pursuant to which the Company will be able to sell up to $35 million of shares of common stock. Upon the signing of the equity line, the Company issued 265,957 shares of common stock under the equity line, raising $1.5 million of net proceeds.

During the quarter, and subsequent to the end of the quarter, the Company has opportunistically exchanged shares of its preferred stock into shares of its common stock. These exchanges have all been completed at a discount to the par value of the preferred stock, and in total, the Company has exchanged approximately 1.2 million shares of its Series B Preferred Stock, equating to 24.6% of the original share count, into approximately 4.5 million shares of common stock.

During the quarter, the Company announced that it has amended its term loan to extend the previous covenant waiver through the fourth quarter of 2021.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock or common units for the first quarter ended March 31, 2021. The Board of Directors also announced that it plans to continue its suspension of the common stock dividend during 2021 to protect liquidity and will evaluate future dividend declarations on a quarterly basis going forward.

PORTFOLIO REVPAR
As of March 31, 2021, the portfolio consisted of thirteen hotels.

•Comparable RevPAR decreased 22.7% to $159.97 for all hotels on a 25.3% increase in ADR and a 38.3% decrease in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

BHR Reports First Quarter Results

May 5, 2021
“We continue to be pleased with the recovery trends we are seeing at our hotels,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Demand was strong in the first quarter and our luxury resorts continue to perform well. The Company reported its highest quarterly ADR in our history, and we reported our first cash-flow positive quarter in a year. We’re encouraged by the roll-out of vaccines, and new bookings have been strong. Looking ahead, we believe Braemar is well-positioned to continue to execute on its disciplined strategy for growth. We have a high-quality portfolio, our balance sheet and liquidity position remain solid, and we remain committed to focusing on ways to maximize value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, May 6, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, May 13, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13717719.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2021 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Thursday, May 6, 2021, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets

BHR Reports First Quarter Results

May 5, 2021
in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2021	December 31, 2020
ASSETS
Investments in hotel properties, gross	$1,782,753	$1,784,849
Accumulated depreciation	(376,243)	(360,259)
Investments in hotel properties, net	1,406,510	1,424,590
Cash and cash equivalents	85,684	78,606
Restricted cash	39,322	34,544
Accounts receivable, net of allowance of $275 and $227, respectively	17,583	13,557
Inventories	2,383	2,551
Prepaid expenses	6,830	4,405
Investment in OpenKey	1,644	1,708
Other assets	15,646	14,898
Operating lease right-of-use assets	80,985	81,260
Intangible assets, net	4,546	4,640
Due from related parties, net	1,052	991
Due from third-party hotel managers	18,565	12,271
Total assets	$1,680,750	$1,674,021

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,118,824	$1,130,594
Accounts payable and accrued expenses	74,098	61,758
Dividends and distributions payable	2,569	2,736
Due to Ashford Inc., net	2,115	2,772
Due to third-party hotel managers	1,725	1,393
Operating lease liabilities	60,857	60,917
Other liabilities	18,833	18,077
Total liabilities	1,279,021	1,278,247

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 4,545,016 and 5,031,473 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	96,609	106,949
Redeemable noncontrolling interests in operating partnership	28,162	27,655
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at March 31, 2021 and December 31, 2020	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 43,465,880 and 38,274,770 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	434	382
Additional paid-in capital	571,288	541,870
Accumulated deficit	(278,445)	(266,010)
Total stockholders' equity of the Company	293,293	276,258
Noncontrolling interest in consolidated entities	(16,335)	(15,088)
Total equity	276,958	261,170
Total liabilities and equity	$1,680,750	$1,674,021

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2021	2020
REVENUE
Rooms	$54,323	$70,468
Food and beverage	16,629	28,803
Other	12,896	18,249
Total hotel revenue	83,848	117,520
EXPENSES
Hotel operating expenses:
Rooms	11,015	17,880
Food and beverage	13,952	23,901
Other expenses	28,543	42,090
Management fees	2,532	3,877
Total hotel operating expenses	56,042	87,748
Property taxes, insurance and other	7,264	7,660
Depreciation and amortization	18,353	18,338
Advisory services fee:
Base advisory fee	2,545	2,621
Reimbursable expenses	492	544
Incentive fee	371	—
Non-cash stock/unit-based compensation	1,387	1,904
Corporate, general and administrative:
Non-cash stock/unit-based compensation	10	35
Other general and administrative	1,590	1,897
Total operating expenses	88,054	120,747
Gain (loss) on insurance settlement and disposition of assets	499	—
OPERATING INCOME (LOSS)	(3,707)	(3,227)
Equity in earnings (loss) of unconsolidated entity	(64)	(40)
Interest income	9	129
Other income (expense)	—	(138)
Interest expense	(6,029)	(10,826)
Amortization of loan costs	(727)	(1,071)
Write-off of loan costs and exit fees	(351)	—
Unrealized gain (loss) on derivatives	(20)	1,156
INCOME (LOSS) BEFORE INCOME TAXES	(10,889)	(14,017)
Income tax (expense) benefit	(145)	(1,370)
NET INCOME (LOSS)	(11,034)	(15,387)
(Income) loss attributable to noncontrolling interest in consolidated entities	1,247	572
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,079	1,885
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(8,708)	(12,930)
Preferred dividends	(2,388)	(2,555)
Gain (loss) on extinguishment of preferred stock	(73)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(11,169)	$(15,485)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.28)	$(0.48)
Weighted average common shares outstanding – basic	39,605	32,474
Diluted:
Net income (loss) attributable to common stockholders	$(0.28)	$(0.48)
Weighted average common shares outstanding – diluted	39,605	32,474
Dividends declared per common share:	$—	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income (loss)	$(11,034)	$(15,387)
Interest expense and amortization of loan costs	6,756	11,897
Depreciation and amortization	18,353	18,338
Income tax expense (benefit)	145	1,370
Equity in (earnings) loss of unconsolidated entity	64	40
Company's portion of EBITDA of OpenKey	(63)	(39)
EBITDA	14,221	16,219
(Gain) loss on insurance settlement and disposition of assets	(499)	—
EBITDAre	13,722	16,219
Amortization of favorable (unfavorable) contract assets (liabilities)	138	207
Transaction and conversion costs	340	491
Other (income) expense	—	138
Write-off of loan costs and exit fees	351	—
Unrealized (gain) loss on derivatives	20	(1,156)
Non-cash stock/unit-based compensation	1,416	1,985
Legal, advisory and settlement costs	205	613
Advisory services incentive fee	371	—
Company's portion of adjustments to EBITDAre of OpenKey	5	3
Adjusted EBITDAre	$16,568	$18,500
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income (loss)	$(11,034)	$(15,387)
(Income) loss attributable to noncontrolling interest in consolidated entities	1,247	572
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,079	1,885
Preferred dividends	(2,388)	(2,555)
Gain (loss) on extinguishment of preferred stock	(73)	—
Net income (loss) attributable to common stockholders	(11,169)	(15,485)
Depreciation and amortization on real estate	17,659	17,559
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,079)	(1,885)
Equity in (earnings) loss of unconsolidated entity	64	40
(Gain) loss on insurance settlement and disposition of assets	(499)	—
Company's portion of FFO of OpenKey	(64)	(40)
FFO available to common stockholders and OP unitholders	4,912	189
Series B Cumulative Convertible Preferred Stock dividends	1,563	1,730
(Gain) loss on extinguishment of preferred stock	73	—
Transaction and conversion costs	340	491
Other (income) expense	—	138
Interest expense accretion on refundable membership club deposits	202	213
Write-off of loan costs and exit fees	351	—
Amortization of loan costs	706	1,053
Unrealized (gain) loss on derivatives	20	(1,156)
Non-cash stock/unit-based compensation	1,416	1,985
Legal, advisory and settlement costs	205	613
Advisory services incentive fee	371	—
Company's portion of adjustments to FFO of OpenKey	5	3
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$10,164	$5,259
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertibile preferred stockholders on an "as converted" basis	$0.20	$0.12
Weighted average diluted shares	50,315	43,751

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(7)	Comparable TTM EBITDA Debt Yield
BAML	See footnote	June 2021	LIBOR + 2.16%	$—	$435,000	(1)	$435,000	$(18,297)	(4.2)%
Apollo	Ritz-Carlton, St. Thomas	August 2021	LIBOR + 3.95%	—	42,500	(2)	42,500	8,100	19.1%
JPMorgan	Park Hyatt Beaver Creek	April 2022	LIBOR + 2.75%	—	67,500	(3)	67,500	3,882	5.8%
BAML	Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000	(5)	51,000	(204)	(0.4)%
BAML	Bardessono	August 2022	LIBOR + 2.55%	—	40,000	(5)	40,000	1,117	2.8%
BAML Term Loan	N/A	October 2022	Base Rate(4) + 1.25% to 2.65% or LIBOR + 2.25% to 3.65%	—	51,221	(6)	51,221	N/A	N/A
BAML	Ritz-Carlton, Sarasota	April 2023	LIBOR + 2.65%	—	100,000	(5)	100,000	13,210	13.2%
BAML	Ritz-Carlton, Lake Tahoe	January 2024	LIBOR + 2.10%	—	54,000	(5)	54,000	1,816	3.4%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	LIBOR + 1.70%	—	196,671		196,671	(10,173)	(5.2)%
BAML	Pier House Resort	September 2024	LIBOR + 1.85%	—	80,000	(5)	80,000	7,175	9.0%
Total				$—	$1,117,892		$1,117,892	$6,626	0.6%
Percentage				—%	100.0%		100.0%
Weighted average interest rate				—%	2.51%		2.51%
All indebtedness is non-recourse with the exception of the term loan.
(1)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.00%.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in April 2021.
(4)    Base Rate, as defined in the term loan agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(5)    This mortgage loan has a LIBOR floor of 0.25%.
(6)    This mortgage loan has a LIBOR floor of 0.50%.
(7)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	2021	2022	2023	2024	2025	Thereafter	Total
JPMorgan	Park Hyatt Beaver Creek	$—	$67,500	$—	$—	$—	$—	$67,500
BAML	Hotel Yountville	—	51,000	—	—	—	—	51,000
BAML	Bardessono	—	40,000	—	—	—	—	40,000
BAML Term Loan	N/A	—	21,221	—	—	—	—	21,221
BAML	Ritz-Carlton, Sarasota	—	—	98,000	—	—	—	98,000
BAML	Ritz-Carlton, Lake Tahoe	—	—	—	54,000	—	—	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	195,000	—	—	195,000
Apollo	Ritz-Carlton, St. Thomas	—	—	—	42,500	—	—	42,500
BAML	Pier House Resort	—	—	—	80,000	—	—	80,000
BAML	See footnote 1	—	—	—	—	435,000	—	435,000
Principal due in future periods		$—	$179,721	$98,000	$371,500	$435,000	$—	$1,084,221
Scheduled amortization payments remaining		17,171	16,000	500	—	—	—	33,671
Total indebtedness		$17,171	$195,721	$98,500	$371,500	$435,000	$—	$1,117,892
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$53,585	$—	$53,585	$69,876	$—	$69,876	(23.31)%	(23.31)%
RevPAR	$159.97	$—	$159.97	$206.90	$—	$206.90	(22.69)%	(22.69)%
Occupancy	36.91%	—%	36.91%	59.82%	—%	59.82%	(38.30)%	(38.30)%
ADR	$433.43	$—	$433.43	$345.88	$—	$345.88	25.31%	25.31%

NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2021	2020	% Variance
Total hotel revenue	$83,848	$117,520	(28.65)%
Non-comparable adjustments	—	(138)
Comparable total hotel revenue	$83,848	$117,382	(28.57)%

Hotel EBITDA	$20,499	$27,310	(24.94)%
Non-comparable adjustments	—	—
Comparable hotel EBITDA	$20,499	$27,310	(24.94)%
Hotel EBITDA margin	24.45%	23.24%	1.21%
Comparable hotel EBITDA margin	24.45%	23.27%	1.18%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(405)	$957	(142.32)%
Hotel EBITDA attributable to the Company and OP unitholders	$20,904	$26,353	(20.68)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$20,904	$26,353	(20.68)%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$2,031	$—	$2,031	$6,535	$—	$6,535	(68.92)%	(68.92)%
Total hotel revenue	$2,409	$—	$2,409	$10,532	$—	$10,532	(77.13)%	(77.13)%
Hotel EBITDA	$(848)	$—	$(848)	$1,080	$—	$1,080	(178.52)%	(178.52)%
Hotel EBITDA margin	(35.20)%		(35.20)%	10.25%		10.25%	(45.45)%	(45.45)%
Selected Operating Information:
RevPAR	$41.04	$—	$41.04	$130.57	$—	$130.57	(68.57)%	(68.57)%
Occupancy	27.77%	—%	27.77%	59.49%	—%	59.49%	(53.32)%	(53.32)%
ADR	$147.77	$—	$147.77	$219.47	$—	$219.47	(32.67)%	(32.67)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$1,610	$—	$1,610	$5,114	$—	$5,114	(68.52)%	(68.52)%
Total hotel revenue	$2,279	$—	$2,279	$9,396	$—	$9,396	(75.74)%	(75.74)%
Hotel EBITDA	$(772)	$—	$(772)	$2,750	$—	$2,750	(128.07)%	(128.07)%
Hotel EBITDA margin	(33.87)%		(33.87)%	29.27%		29.27%	(63.14)%	(63.14)%
Selected Operating Information:
RevPAR	$45.39	$—	$45.39	$142.62	$—	$142.62	(68.17)%	(68.17)%
Occupancy	32.31%	—%	32.31%	63.01%	—%	63.01%	(48.72)%	(48.72)%
ADR	$140.49	$—	$140.49	$226.35	$—	$226.35	(37.93)%	(37.93)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$1,420	$—	$1,420	$2,621	$—	$2,621	(45.82)%	(45.82)%
Total hotel revenue	$1,788	$—	$1,788	$3,768	$—	$3,768	(52.55)%	(52.55)%
Hotel EBITDA	$(1,192)	$—	$(1,192)	$(1,870)	$—	$(1,870)	36.26%	36.26%
Hotel EBITDA margin	(66.67)%		(66.67)%	(49.63)%		(49.63)%	(17.04)%	(17.04)%
Selected Operating Information:
RevPAR	$38.01	$—	$38.01	$69.40	$—	$69.40	(45.23)%	(45.23)%
Occupancy	23.60%	—%	23.60%	51.41%	—%	51.41%	(54.09)%	(54.09)%
ADR	$161.05	$—	$161.05	$135.00	$—	$135.00	19.30%	19.30%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$1,760	$—	$1,760	$1,976	$—	$1,976	(10.93)%	(10.93)%
Total hotel revenue	$2,372	$—	$2,372	$2,905	$—	$2,905	(18.35)%	(18.35)%
Hotel EBITDA	$206	$—	$206	$107	$—	$107	92.52%	92.52%
Hotel EBITDA margin	8.68%		8.68%	3.68%		3.68%	5.00%	5.00%
Selected Operating Information:
RevPAR	$300.95	$—	$300.95	$334.31	$—	$334.31	(9.98)%	(9.98)%
Occupancy	43.08%	—%	43.08%	54.12%	—%	54.12%	(20.40)%	(20.40)%
ADR	$698.63	$—	$698.63	$617.76	$—	$617.76	13.09%	13.09%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$5,583	$—	$5,583	$5,549	$—	$5,549	0.61%	0.61%
Total hotel revenue	$7,058	$—	$7,058	$6,999	$—	$6,999	0.84%	0.84%
Hotel EBITDA	$4,246	$—	$4,246	$3,778	$—	$3,778	12.39%	12.39%
Hotel EBITDA margin	60.16%		60.16%	53.98%		53.98%	6.18%	6.18%
Selected Operating Information:
RevPAR	$436.84	$—	$436.84	$429.38	$—	$429.38	1.74%	1.74%
Occupancy	84.02%	—%	84.02%	77.36%	—%	77.36%	8.62%	8.62%
ADR	$519.91	$—	$519.91	$555.07	$—	$555.07	(6.33)%	(6.33)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,019	$—	$1,019	$1,393	$—	$1,393	(26.85)%	(26.85)%
Total hotel revenue	$1,294	$—	$1,294	$1,885	$—	$1,885	(31.35)%	(31.35)%
Hotel EBITDA	$(101)	$—	$(101)	$17	$—	$17	(694.12)%	(694.12)%
Hotel EBITDA margin	(7.81)%		(7.81)%	0.90%		0.90%	(8.71)%	(8.71)%
Selected Operating Information:
RevPAR	$141.49	$—	$141.49	$191.30	$—	$191.30	(26.04)%	(26.04)%
Occupancy	32.64%	—%	32.64%	46.32%	—%	46.32%	(29.53)%	(29.53)%
ADR	$433.50	$—	$433.50	$413.00	$—	$413.00	4.96%	4.96%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$6,380	$—	$6,380	$8,151	$—	$8,151	(21.73)%	(21.73)%
Total hotel revenue	$11,751	$—	$11,751	$15,312	$—	$15,312	(23.26)%	(23.26)%
Hotel EBITDA	$4,458	$—	$4,458	$5,553	$—	$5,553	(19.72)%	(19.72)%
Hotel EBITDA margin	37.94%		37.94%	36.27%		36.27%	1.67%	1.67%
Selected Operating Information:
RevPAR	$373.13	$—	$373.13	$471.45	$—	$471.45	(20.85)%	(20.85)%
Occupancy	64.33%	—%	64.33%	62.49%	—%	62.49%	2.95%	2.95%
ADR	$580.05	$—	$580.05	$754.47	$—	$754.47	(23.12)%	(23.12)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$1,241	$—	$1,241	$4,466	$—	$4,466	(72.21)%	(72.21)%
Total hotel revenue	$1,365	$—	$1,365	$5,907	$—	$5,907	(76.89)%	(76.89)%
Hotel EBITDA	$(778)	$—	$(778)	$622	$—	$622	(225.08)%	(225.08)%
Hotel EBITDA margin	(57.00)%		(57.00)%	10.53%		10.53%	(67.53)%	(67.53)%
Selected Operating Information:
RevPAR	$27.64	$—	$27.64	$98.36	$—	$98.36	(71.90)%	(71.90)%
Occupancy	19.67%	—%	19.67%	56.67%	—%	56.67%	(65.30)%	(65.30)%
ADR	$140.55	$—	$140.55	$173.56	$—	$173.56	(19.02)%	(19.02)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$1,144	$—	$1,144	$7,512	$—	$7,512	(84.77)%	(84.77)%
Total hotel revenue	$1,357	$—	$1,357	$8,582	$—	$8,582	(84.19)%	(84.19)%
Hotel EBITDA	$(1,787)	$—	$(1,787)	$2,170	$—	$2,170	(182.35)%	(182.35)%
Hotel EBITDA margin	(131.69)%		(131.69)%	25.29%		25.29%	(156.98)%	(156.98)%
Selected Operating Information:
RevPAR	$31.02	$—	$31.02	$201.34	$—	$201.34	(84.60)%	(84.60)%
Occupancy	22.81%	—%	22.81%	64.75%	—%	64.75%	(64.77)%	(64.77)%
ADR	$135.96	$—	$135.96	$310.95	$—	$310.95	(56.28)%	(56.28)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,768	$—	$10,768	$8,441	$—	$8,441	27.57%	27.57%
Total hotel revenue	$20,110	$—	$20,110	$19,428	$—	$19,428	3.51%	3.51%
Hotel EBITDA	$7,362	$—	$7,362	$5,654	$—	$5,654	30.21%	30.21%
Hotel EBITDA margin	36.61%		36.61%	29.10%		29.10%	7.51%	7.51%
Selected Operating Information:
RevPAR	$449.78	$—	$449.78	$348.71	$—	$348.71	28.99%	28.99%
Occupancy	75.51%	—%	75.51%	71.24%	—%	71.24%	5.99%	5.99%
ADR	$595.66	$—	$595.66	$489.46	$—	$489.46	21.70%	21.70%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,474	$—	$6,474	$7,399	$—	$7,399	(12.50)%	(12.50)%
Total hotel revenue	$11,936	$—	$11,936	$13,407	$(138)	$13,269	(10.97)%	(10.05)%
Hotel EBITDA	$2,837	$—	$2,837	$2,888	$—	$2,888	(1.77)%	(1.77)%
Hotel EBITDA margin	23.77%		23.77%	21.54%		21.77%	2.23%	2.00%
Selected Operating Information:
RevPAR	$423.10	$—	$423.10	$478.30	$—	$478.30	(11.54)%	(11.54)%
Occupancy	61.78%	—%	61.78%	63.38%	—%	63.38%	(2.52)%	(2.52)%
ADR	$684.81	$—	$684.81	$754.65	$—	$754.65	(9.25)%	(9.25)%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$898	$—	$898	$3,698	$—	$3,698	(75.72)%	(75.72)%
Total hotel revenue	$1,025	$—	$1,025	$4,847	$—	$4,847	(78.85)%	(78.85)%
Hotel EBITDA	$(637)	$—	$(637)	$532	$—	$532	(219.74)%	(219.74)%
Hotel EBITDA margin	(62.15)%		(62.15)%	10.98%		10.98%	(73.13)%	(73.13)%
Selected Operating Information:
RevPAR	$27.65	$—	$27.65	$112.57	$—	$112.57	(75.44)%	(75.44)%
Occupancy	16.90%	—%	16.90%	51.87%	—%	51.87%	(67.42)%	(67.42)%
ADR	$163.59	$—	$163.59	$217.01	$—	$217.01	(24.61)%	(24.61)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$13,257	$—	$13,257	$7,021	$—	$7,021	88.82%	88.82%
Total hotel revenue	$19,104	$—	$19,104	$14,552	$—	$14,552	31.28%	31.28%
Hotel EBITDA	$7,505	$—	$7,505	$4,029	$—	$4,029	86.27%	86.27%
Hotel EBITDA margin	39.28%		39.28%	27.69%		27.69%	11.59%	11.59%
Selected Operating Information:
RevPAR	$818.31	$—	$818.31	$455.87	$—	$455.87	79.51%	79.51%
Occupancy	78.61%	—%	78.61%	57.72%	—%	57.72%	36.20%	36.20%
ADR	$1,040.97	$—	$1,040.97	$789.84	$—	$789.84	31.80%	31.80%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$53,585	$—	$53,585	$69,876	$—	$69,876	(23.31)%	(23.31)%
Total hotel revenue	$83,848	$—	$83,848	$117,520	$(138)	$117,382	(28.65)%	(28.57)%
Hotel EBITDA	$20,499	$—	$20,499	$27,310	$—	$27,310	(24.94)%	(24.94)%
Hotel EBITDA margin	24.45%		24.45%	23.24%		23.27%	1.21%	1.18%
Selected Operating Information:
RevPAR	$159.97	$—	$159.97	$206.90	$—	$206.90	(22.69)%	(22.69)%
Occupancy	36.91%	—%	36.91%	59.82%	—%	59.82%	(38.30)%	(38.30)%
ADR	$433.43	$—	$433.43	$345.88	$—	$345.88	25.31%	25.31%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$3,091	$—	$3,091
Total hotel revenue	$4,594	$—	$4,594
Hotel EBITDA	$(7,004)	$—	$(7,004)
Hotel EBITDA margin	(152.46)%		(152.46)%
Selected Operating Information:
RevPAR	$15.40	$—	$15.40
Occupancy	11.22%	—%	11.22%
ADR	$137.25	$—	$137.25

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$6,055	$—	$6,055
Total hotel revenue	$8,272	$—	$8,272
Hotel EBITDA	$(3,169)	$—	$(3,169)
Hotel EBITDA margin	(38.31)%		(38.31)%
Selected Operating Information:
RevPAR	$42.10	$—	$42.10
Occupancy	30.20%	—%	30.20%
ADR	$139.40	$—	$139.40

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$4,778	$—	$4,778
Total hotel revenue	$5,903	$—	$5,903
Hotel EBITDA	$(4,710)	$—	$(4,710)
Hotel EBITDA margin	(79.79)%		(79.79)%
Selected Operating Information:
RevPAR	$31.54	$—	$31.54
Occupancy	20.95%	—%	20.95%
ADR	$150.58	$—	$150.58

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$7,251	$—	$7,251
Total hotel revenue	$9,387	$—	$9,387
Hotel EBITDA	$1,117	$—	$1,117
Hotel EBITDA margin	11.90%		11.90%
Selected Operating Information:
RevPAR	$305.61	$—	$305.61
Occupancy	37.56%	—%	37.56%
ADR	$813.58	$—	$813.58

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$12,299	$—	$12,299
Total hotel revenue	$15,812	$—	$15,812
Hotel EBITDA	$7,175	$—	$7,175
Hotel EBITDA margin	45.38%		45.38%
Selected Operating Information:
RevPAR	$237.30	$—	$237.30
Occupancy	56.99%	—%	56.99%
ADR	$416.36	$—	$416.36

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,165	$—	$4,165
Total hotel revenue	$5,160	$—	$5,160
Hotel EBITDA	$(204)	$—	$(204)
Hotel EBITDA margin	(3.95)%		(3.95)%
Selected Operating Information:
RevPAR	$142.63	$—	$142.63
Occupancy	26.04%	—%	26.04%
ADR	$547.71	$—	$547.71

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$11,076	$—	$11,076
Total hotel revenue	$21,994	$—	$21,994
Hotel EBITDA	$3,882	$—	$3,882
Hotel EBITDA margin	17.65%		17.65%
Selected Operating Information:
RevPAR	$159.72	$—	$159.72
Occupancy	34.29%	—%	34.29%
ADR	$465.73	$—	$465.73

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$4,124	$—	$4,124
Total hotel revenue	$4,458	$—	$4,458
Hotel EBITDA	$(3,033)	$—	$(3,033)
Hotel EBITDA margin	(68.03)%		(68.03)%
Selected Operating Information:
RevPAR	$22.64	$—	$22.64
Occupancy	14.99%	—%	14.99%
ADR	$151.04	$—	$151.04

THE CLANCY
Selected Financial Information:
Rooms revenue	$1,881	$—	$1,881
Total hotel revenue	$2,398	$—	$2,398
Hotel EBITDA	$(7,652)	$—	$(7,652)
Hotel EBITDA margin	(319.10)%		(319.10)%
Selected Operating Information:
RevPAR	$12.57	$—	$12.57
Occupancy	9.05%	—%	9.05%
ADR	$138.89	$—	$138.89

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$23,891	$—	$23,891
Total hotel revenue	$50,213	$—	$50,213
Hotel EBITDA	$13,210	$—	$13,210
Hotel EBITDA margin	26.31%		26.31%
Selected Operating Information:
RevPAR	$246.07	$—	$246.07
Occupancy	54.96%	—%	54.96%
ADR	$447.74	$—	$447.74

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$14,115	$—	$14,115
Total hotel revenue	$25,766	$—	$25,766
Hotel EBITDA	$1,816	$—	$1,816
Hotel EBITDA margin	7.05%		7.05%
Selected Operating Information:
RevPAR	$227.46	$—	$227.46
Occupancy	43.23%	—%	43.23%
ADR	$526.19	$—	$526.19
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$2,804	$—	$2,804
Total hotel revenue	$3,199	$—	$3,199
Hotel EBITDA	$(2,902)	$—	$(2,902)
Hotel EBITDA margin	(90.72)%		(90.72)%
Selected Operating Information:
RevPAR	$21.28	$—	$21.28
Occupancy	11.97%	—%	11.97%
ADR	$177.81	$—	$177.81

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$23,007	$—	$23,007
Total hotel revenue	$36,146	$—	$36,146
Hotel EBITDA	$8,100	$—	$8,100
Hotel EBITDA margin	22.41%		22.41%
Selected Operating Information:
RevPAR	$350.20	$—	$350.20
Occupancy	44.23%	—%	44.23%
ADR	$791.75	$—	$791.75

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$118,537	$—	$118,537
Total hotel revenue	$193,302	$—	$193,302
Hotel EBITDA	$6,626	$—	$6,626
Hotel EBITDA margin	3.43%		3.43%
Selected Operating Information:
RevPAR	$87.25	$—	$87.25
Occupancy	24.54%	—%	24.54%
ADR	$355.56	$—	$355.56
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2020	2020	2020	2020	2020	2020	2020	2020	2020
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total Hotel Revenue	$83,848	$—	$83,848	$51,805	$—	$51,805	$44,754	$—	$44,754	$12,895	$—	$12,895
Hotel EBITDA	$20,499	$—	$20,499	$1,573	$—	$1,573	$358	$—	$358	$(15,804)	$—	$(15,804)
Hotel EBITDA Margin	24.45%		24.45%	3.04%		3.04%	0.80%		0.80%	(122.56)%		(122.56)%

EBITDA % of Total TTM	309.4%		309.4%	23.7%		23.7%	5.4%		5.4%	(238.5)%		(238.5)%

JV Interests in EBITDA	$(405)	$—	$(405)	$(716)	$—	$(716)	$(338)	$—	$(338)	$(1,084)	$—	$(1,084)

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total Hotel Revenue	$193,302	$—	$193,302
Hotel EBITDA	$6,626	$—	$6,626
Hotel EBITDA Margin	3.43%		3.43%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$(2,543)	$—	$(2,543)
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2021
(in thousands, except share price)
(unaudited)

March 31, 2021
Common stock shares outstanding	43,466
Partnership units outstanding (common stock equivalents)	4,521
Combined common stock shares and partnership units outstanding	47,987
Common stock price	$6.07
Market capitalization	$291,281
Series B cumulative convertible preferred stock	$113,625
Series D cumulative preferred stock	$40,000
Indebtedness	$1,117,892
Joint venture partner's share of consolidated indebtedness	$(49,168)
Net working capital (see below)	$(87,125)
Total enterprise value (TEV)	$1,426,505

Cash and cash equivalents	$85,133
Restricted cash	$38,878
Accounts receivable, net	$17,156
Prepaid expenses	$6,561
Due from third-party hotel managers, net	$16,859
Total current assets	$164,587

Accounts payable, net & accrued expenses	$73,946
Dividends and distributions payable	$2,569
Due to affiliates, net	$947
Total current liabilities	$77,462

Net working capital*	$87,125
* Includes the Company's pro rata share of net working capital in joint ventures.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2020	2020	2020	March 31, 2021
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$(698)	$(19,811)	$(10,667)	$(39,781)	$(70,957)
Non-property adjustments	(496)	—	(10,149)	813	(9,832)
Interest income	(8)	(10)	(10)	(18)	(46)
Interest expense	3,160	3,236	2,315	6,275	14,986
Amortization of loan costs	303	301	297	287	1,188
Depreciation and amortization	18,352	17,973	18,507	18,553	73,385
Income tax expense (benefit)	1	(336)	8	(804)	(1,131)
Non-hotel EBITDA ownership expense	(115)	220	57	(1,129)	(967)
Hotel EBITDA including amounts attributable to noncontrolling interest	20,499	1,573	358	(15,804)	6,626
Non-comparable adjustments	—	—	—	—	—
Comparable hotel EBITDA	$20,499	$1,573	$358	$(15,804)	$6,626

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,791)	$(1,832)	$(2,866)	$(901)	$3,050	$(1,096)	$3,140	$(2,684)	$(5,258)	$4,924	$1,580	$(1,416)	$5,452	$(698)	$(10,336)	$(11,034)
Non-property adjustments	—	—	—	(17)	1	—	—	—	—	1	1	—	(482)	(496)	496	—
Interest income	—	—	—	—	—	—	—	—	—	(5)	—	(3)	—	(8)	8	—
Interest expense	—	—	—	256	396	321	485	—	—	880	296	—	526	3,160	2,869	6,029
Amortization of loan cost	—	—	—	37	72	40	7	—	—	86	35	—	26	303	424	727
Depreciation and amortization	1,925	1,091	1,655	691	743	616	879	2,154	3,504	1,514	708	988	1,885	18,353	—	18,353
Income tax expense (benefit)	—	(43)	—	—	—	—	—	1	—	—	—	—	43	1	144	145
Non-hotel EBITDA ownership expense	18	12	19	140	(16)	18	(53)	(249)	(33)	(38)	217	(206)	55	(116)	116	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(848)	(772)	(1,192)	206	4,246	(101)	4,458	(778)	(1,787)	7,362	2,837	(637)	7,505	20,499	(6,279)	14,220
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	213	192	—	—	—	—	—	—	—	—	—	—	—	405	(405)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	64	64
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$(635)	$(580)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$20,904	$(6,683)	$14,221
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$20,499
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$4,246	$—	$—	$—	$—	$—	$—	$—	$—	$4,246
BAML (Bardessono)	—	—	—	206	—	—	—	—	—	—	—	—	—	206
BAML (Hotel Yountville)	—	—	—	—	—	(101)	—	—	—	—	—	—	—	(101)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	7,505	7,505
Prudential (Capital Hilton and Hilton Torrey Pines)	(848)	(772)	—	—	—	—	—	—	—	—	—	—	—	(1,620)
BAML Pool (see footnote 2)	—	—	(1,192)	—	—	—	—	(778)	(1,787)	—	—	(637)	—	(4,394)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	4,458	—	—	—	—	—	—	4,458
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,362	—	—	—	7,362
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,837	—	—	2,837
Total	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$20,499

NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,661)	$(1,778)	$(2,247)	$(565)	$861	$(991)	$(533)	$(2,571)	$(5,156)	$372	$(1,872)	$(1,492)	$(178)	$(19,811)	$(10,317)	$(30,128)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	—	—	—	—	—	—	—	—	(5)	—	(3)	—	(10)	10	—
Interest expense	—	—	—	263	404	329	500	—	—	896	306	—	538	3,236	2,999	6,235
Amortization of loan cost	—	—	—	37	72	39	7	—	—	85	35	—	26	301	401	702
Depreciation and amortization	1,896	1,097	1,668	694	763	612	873	2,168	3,054	1,523	697	997	1,931	17,973	—	17,973
Income tax expense (benefit)	—	(229)	—	—	—	—	—	(17)	—	—	—	—	(90)	(336)	552	216
Non-hotel EBITDA ownership expense	(107)	(80)	(26)	112	6	5	(19)	(85)	112	(27)	319	(14)	24	220	(220)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,874)	(990)	(605)	541	2,106	(6)	828	(505)	(1,990)	2,844	(515)	(512)	2,251	1,573	(6,575)	(5,002)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	469	247	—	—	—	—	—	—	—	—	—	—	—	716	(716)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,405)	$(743)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$2,289	$(7,291)	$(5,002)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$1,573

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$2,106	$—	$—	$—	$—	$—	$—	$—	$—	$2,106
BAML (Bardessono)	—	—	—	541	—	—	—	—	—	—	—	—	—	541
BAML (Hotel Yountville)	—	—	—	—	—	(6)	—	—	—	—	—	—	—	(6)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,251	2,251
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,874)	(990)	—	—	—	—	—	—	—	—	—	—	—	(2,864)
BAML Pool (see footnote 2)	—	—	(605)	—	—	—	—	(505)	(1,990)	—	—	(512)	—	(3,612)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	828	—	—	—	—	—	—	828
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,844	—	—	—	2,844
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(515)	—	—	(515)
Total	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$1,573
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,500)	$(833)	$(2,832)	$(26)	$(103)	$(631)	$(788)	$(2,852)	$(5,002)	$(799)	$189	$(1,480)	$7,990	$(10,667)	$(12,390)	$(23,057)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(10,149)	(10,149)	10,149	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(4)	—	(10)	10	—
Interest expense	—	—	—	263	405	330	(422)	—	—	897	304	—	538	2,315	5,855	8,170
Amortization of loan cost	—	—	—	37	71	39	6	—	—	84	34	—	26	297	392	689
Depreciation and amortization	1,904	1,192	1,671	697	786	613	1,240	2,180	3,045	1,516	700	997	1,966	18,507	—	18,507
Income tax expense (benefit)	—	(1)	—	—	—	—	—	2	—	—	—	—	7	8	(1,553)	(1,545)
Non-hotel EBITDA ownership expense	(44)	(70)	9	185	(4)	49	247	24	(37)	101	(95)	(32)	(276)	57	(57)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,640)	288	(1,152)	1,156	1,155	400	283	(646)	(1,995)	1,794	1,132	(519)	102	358	2,406	2,764
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	410	(72)	—	—	—	—	—	—	—	—	—	—	—	338	(338)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58	58
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(56)	(56)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,230)	$216	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$696	$2,070	$2,766
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$1,155	$—	$—	$—	$—	$—	$—	$—	$—	$1,155
BAML (Bardessono)	—	—	—	1,156	—	—	—	—	—	—	—	—	—	1,156
BAML (Hotel Yountville)	—	—	—	—	—	400	—	—	—	—	—	—	—	400
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	102	102
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,640)	288	—	—	—	—	—	—	—	—	—	—	—	(1,352)
BAML Pool (see footnote 2)	—	—	(1,152)	—	—	—	—	(646)	(1,995)	—	—	(519)	—	(4,312)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	283	—	—	—	—	—	—	283
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,794	—	—	—	1,794
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,132	—	—	1,132
Total	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,909)	$(2,246)	$(3,417)	$(2,403)	$(2,233)	$(1,933)	$(4,251)	$(3,330)	$(4,918)	$(2,198)	$(3,239)	$(2,120)	$(3,584)	$(39,781)	$(16,324)	$(56,105)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	—	813	(813)	—
Interest income	(2)	(3)	—	—	—	—	—	(1)	(2)	(5)	—	(5)	—	(18)	18	—
Interest expense	—	—	—	521	904	661	1,478	—	—	1,535	644	—	532	6,275	10,189	16,464
Amortization of loan cost	—	—	—	36	70	38	—	—	—	83	34	—	26	287	660	947
Depreciation and amortization	1,910	1,352	1,667	877	743	609	1,225	2,170	2,966	1,482	695	976	1,881	18,553	—	18,553
Income tax expense (benefit)	—	(806)	—	—	—	—	—	2	—	—	—	—	—	(804)	(3,643)	(4,447)
Non-hotel EBITDA ownership expense	(641)	8	(11)	83	(16)	—	(139)	55	74	63	93	(85)	(613)	(1,129)	1,129	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(2,642)	(1,695)	(1,761)	(786)	(332)	(497)	(1,687)	(1,104)	(1,880)	1,210	(1,638)	(1,234)	(1,758)	(15,804)	(8,784)	(24,588)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	660	424	—	—	—	—	—	—	—	—	—	—	—	1,084	(1,084)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(40)	(40)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,982)	$(1,271)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(14,720)	$(9,868)	$(24,588)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$(332)	$—	$—	$—	$—	$—	$—	$—	$—	$(332)
BAML (Bardessono)	—	—	—	(786)	—	—	—	—	—	—	—	—	—	(786)
BAML (Hotel Yountville)	—	—	—	—	—	(497)	—	—	—	—	—	—	—	(497)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	(1,758)	(1,758)
Prudential (Capital Hilton and Hilton Torrey Pines)	(2,642)	(1,695)	—	—	—	—	—	—	—	—	—	—	—	(4,337)
BAML Pool (see footnote 2)	—	—	(1,761)	—	—	—	—	(1,104)	(1,880)	—	—	(1,234)	—	(5,979)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	(1,687)	—	—	—	—	—	—	(1,687)
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,210	—	—	—	1,210
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,638)	—	—	(1,638)
Total	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.
(2)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,652)	$844	$(3,734)	$(1,366)	$2,241	$(1,217)	$3,368	$(1,889)	$(1,101)	$2,331	$1,009	$(909)	$616	$(1,459)	$(13,928)	$(15,387)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(13)	—	—	—	—	—	(5)	(6)	(14)	—	(15)	(1)	(62)	62	—
Interest expense	—	—	—	427	713	545	725	—	—	1,306	515	—	675	4,906	5,920	10,826
Amortization of loan cost	—	—	—	35	69	37	—	—	—	82	33	—	26	282	789	1,071
Depreciation and amortization	1,938	1,391	1,661	858	714	607	1,224	2,250	2,963	1,471	680	979	1,602	18,338	—	18,338
Income tax expense (benefit)	—	333	—	—	—	—	—	2	—	—	—	—	—	335	1,035	1,370
Non-hotel EBITDA ownership expense	802	195	203	153	41	45	236	264	314	478	651	477	1,111	4,970	(4,970)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,080	2,750	(1,870)	107	3,778	17	5,553	622	2,170	5,654	2,888	532	4,029	27,310	(11,092)	16,218
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(270)	(687)	—	—	—	—	—	—	—	—	—	—	—	(957)	957	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(39)	(39)
Hotel EBITDA attributable to the Company and OP unitholders	$810	$2,063	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$26,353	$(10,134)	$16,219
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,080	$2,750	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$27,310
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at March 31, 2021, were owned as of the beginning of each of the periods presented.